UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-02333

New Perspective Fund, Inc.
(Exact name of registrant as specified in charter)

333 South Hope Street
Los Angeles, California 90071
(Address of principal executive offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: September 30

Date of reporting period: September 30, 2006

Vincent P. Corti
Capital Research and Management Company
333 South Hope Street
Los Angeles, California 90071
(Name and address of agent for service)

Copies to:
Mark D. Perlow
Kirkpatrick & Lockhart Nicholson Graham LLP
Four Embarcadero Center, 10th Floor
San Francisco, CA 94111
(Counsel for the registrant)

ITEM 1 - Reports to Stockholders

[logo - American Funds®]

The right choice for the long term®

New Perspective Fund

Opportunity in a changing world

[photo of waves in the ocean]

Annual report for the year ended September 30, 2006

New Perspective Fund® seeks long-term growth of capital through investments all over the world, including the United States. It focuses on opportunities generated by changing global trade patterns and economic and political relationships.

This fund is one of the 30 American Funds. The organization ranks among the nation’s three largest mutual fund families. For 75 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Figures shown are past results for Class A shares and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity. For current information and month-end results, visit americanfunds.com. Fund results shown, unless otherwise indicated, are at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower.

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on pages 25 and 26 for details.

Please see page 4 for Class A share results with relevant sales charges deducted. Results for other share classes can be found on page 30. Please see the inside back cover for important information about other share classes.

Investing outside the United States is subject to additional risks, such as currency fluctuations and political instability, which are detailed in the fund’s prospectus.

[photo of a wave in the ocean]

Fellow shareholders:

Global markets showed broad strength during the 12 months ended September 30, 2006. Gains from Japan and Europe drove results during the first three quarters, while the U.S. set the pace during the final three months.

For the year, New Perspective Fund recorded a gain of 15.8% for shareholders who reinvested the 39.6 cents-a-share dividend and the $1.82 capital gain distribution paid in December 2005.

The fund’s results for the period surpassed the 14.7% increase turned in by its primary benchmark, the unmanaged MSCI World Index,SM which measures stock markets in 23 countries. New Perspective likewise bested the 14.4% return recorded by the Lipper Global Funds Index, a measure of its global fund peers.

More importantly for shareholders who share our long-term approach, New Perspective continues to provide excellent returns — both absolute and comparative — over longer time periods.

Worldwide support

Major economies responded favorably to the stabilization of oil prices, relatively low interest rates and healthy corporate balance sheets that characterized the period. Many markets experienced downturns — some sharp — but almost all country indexes finished in positive territory.

For U.S.-based investors, the impact of currency changes was mixed. The dollar strengthened against the yen, but weakened against the Canadian dollar as well as major European currencies including the pound, euro and Swiss franc.

In the U.S., robust economic growth and solid corporate results led markets higher during the first half of the period, but rising inflation and cautious guidance from the Federal Reserve unsettled investors in early summer. However, with consumer confidence climbing and gas prices falling, markets finished on a positive note with the Dow Jones Industrial Average inching toward an all-time record as the period drew to a close. All told, the U.S. market rose 10.6%.*

*Unless otherwise indicated, country returns are based on MSCI indexes and measured in U.S. dollars with gross dividends reinvested.

[Begin Sidebar]
Results at a glance
(For periods ended September 30, 2006, with all distributions reinvested)

Average annual total returns

	1 year total return	5 years	10 years	Lifetime (since March 13, 1973)

New Perspective Fund	+15.8%	+12.5%	+11.8%	+13.7%
MSCI indexes*:
World Index	+14.7	+10.5	+7.7	+10.4
USA Index	+10.6	+6.8	+8.5	+10.9
Lipper Global Funds Index*	+14.4	+10.6	+7.9	—†

*The indexes are unmanaged.
†The index did not exist prior to 12/31/83.
[End Sidebar]

[Begin Sidebar]
Where the fund’s assets are invested
(percent invested by country)

	September 30
	2006	2005

Europe	39.6%	38.6%
Euro zone*	22.4	22.5
United Kingdom	8.9	9.2
Switzerland	6.0	4.8
Denmark	1.1	0.7
Sweden	0.7	0.8
Norway	0.5	0.6

The Americas	33.9	36.4
United States	28.8	28.8
Canada	2.9	3.3
Brazil	1.3	3.3
Mexico	0.9	1.0

Asia/Pacific Basin	17.2	18.3
Japan	8.5	9.8
South Korea	2.9	2.8
Taiwan	2.4	2.6
Australia	1.8	1.7
Singapore	0.7	0.7
Hong Kong	0.5	0.4
India	0.4	0.3

Other	0.7	0.6
Cash & equivalents	8.6	6.1
Total	100.0%	100.0%

*Countries using the euro as a common currency: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Netherlands, Portugal and Spain.
[End Sidebar]

Elsewhere within the Americas, Canadian (+12.9%) and Brazilian (+18.7%) indexes turned in solid results as did the Mexican market (+32.6%), which reached an all-time high despite uncertainty brought on by a disputed presidential election.

Regionally speaking, Europe was the bright spot as domestic demand reflected rising consumer confidence and strengthening corporate balance sheets. Robust mergers and acquisitions activity also signaled broad economic strength.

The Japanese market rose during much of the period, but, after hitting multiyear highs in April, was untracked in early summer by, among other things, a handful of disappointing earnings indicators and profit-taking on the part of many investors. For the 12 months, stocks were up 13.3%, a return that reflects the negative effect of a weakening yen. All in all, the Japanese economic picture seems to be improving: unemployment is falling, GDP is on the rise and corporations have healthy balance sheets and are enjoying increased pricing power.

Elsewhere in the Pacific Basin, markets in South Korea (+24.6%), Taiwan (+16.4%) and Australia (+13.3%) all recorded meaningful gains.

Inside the portfolio

New Perspective was supported by a diverse mix of over 200 companies drawn from 27 countries. The fund’s 10 largest holdings reflect the geographic breadth and sector diversity of the overall portfolio — six different industries and seven different nations are represented. Results varied, but nine of the top 10 holdings finished in positive territory for the 12 months. Among those not highlighted in the sector discussions below were Microsoft (+6.2%), Barrick Gold (+5.8%), and consumer goods producers Altria (+3.9%) and Nestlé (+19.0%).

Though results were aided by companies in a variety of industries, three sectors stood out.

One was financials. The best results came from companies in Europe, where bullish stock markets, stepped-up mergers and acquisitions activity, and consumer lending growth created strong tailwinds within the category. Société Générale (+39.5%) and BNP Paribas (+41.2%) surged, as did Unicredito Italiano (+47.0%) and top 10 holding ING (+47.2%). Erste Bank (+16.3%) and Depfa Bank (+14.9%) appreciated more modestly.

New Perspective’s semiconductor holdings also bolstered results. Most companies were helped by strong demand for the DRAM memory chips used in PCs, servers, gaming consoles and, increasingly, cell phones. Tight supply conditions brought on by industry consolidation and technical challenges in fabricating more advanced products also helped. Samsung Electronics (+24.7%), a top 10 holding, gained considerably, as did ASML (+41.0%). Taiwan Semiconductor Manufacturing (+15.5%), New Perspective’s sixth-largest position, posted lower relative returns, while Applied Materials (+4.5%) lagged and Texas Instruments (-1.9%) finished in negative territory.

[Begin Sidebar]
Largest equity holdings	Percent of net assets

Roche	2.90%
Royal Dutch Shell	1.90
Altria Group	1.75
Microsoft	1.48
AstraZeneca	1.38
Taiwan Semiconductor Manufacturing	1.37
Samsung Electronics	1.35
Nestlé	1.29
Barrick Gold	1.26
ING	1.25
[End Sidebar]

Pharmaceutical holdings also contributed significantly. Individual companies rose largely on the strength of their respective product lines. Once again, European firms were especially beneficial, led by Novo Nordisk (+50.1%) and top 10 holdings AstraZeneca (+33.7%) and Roche (+24.5%), the fund’s largest position. Novartis (+14.8%) turned in slightly more modest results as did UCB (+20.3%).

In last year’s annual report, we took a closer look at the energy sector and the impact elevated oil prices were having on the global economy. Oil has remained of concern to investors, but after topping $77 per barrel during the summer, prices slipped to nearly $60 in late September. In most cases, stock values moved in tandem with crude prices and ended the 12 months fairly flat. Among the fund’s larger holdings, Chevron (+0.2%) and Norsk Hydro (+0.5%) edged into positive territory, while Royal Dutch Shell (-0.3%), the fund’s second largest holding, and Anadarko (-8.5%) were down. Petrobras, which began the period with a lower valuation than most of its category peers closed some of that gap by gaining 17.3%.

Portfolio moves

We trimmed our holdings in metals and mining companies during the period, believing that consumption growth in the sector may be tempering. Most stocks had enjoyed a considerable run up in price and we took the opportunity to realize some profits.

We also reduced our stakes in a number of holdings that had been among our largest. These include Vodafone, Telefónica, Sanofi-Aventis, AmBev and Google.

Cautious optimism

While recognizing that a geopolitical crisis, a sharper downturn in the U.S. housing market, or a jump in interest rates or inflation could trigger market volatility, we are cautiously optimistic about the coming year. Amid the relative parity of stock valuations worldwide, we continue to find excellent opportunities, especially among larger companies in more defensive sectors.

In our effort to identify the best of these investments, we benefit from an extensive research effort and a unique investment mandate: to focus on opportunities generated by changing global trade patterns and economic and political relationships. We do this by investing in multinational companies positioned at the nexus of change.

In the feature article, “Opportunity in a changing world” that begins on page 6, we look at how many of these companies are taking an increasingly borderless approach to doing business and how New Perspective’s mandate helps us benefit from this shifting economic reality.

We thank you for your continuing commitment to long-term investing.

Cordially,

/s/ Gina H. Despres
Gina H. Despres
Vice Chairman of the Board

/s/ Robert W. Lovelace
Robert W. Lovelace
President

November 7, 2006

For current information about the fund, visit americanfunds.com.

The value of a long-term perspective

Figures shown are past results for Class A shares and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com. Fund figures reflect deduction of the maximum sales charge of 5.75% on a $10,000 investment.1 Thus, the net amount invested was $9,425.2

How a $10,000 investment has grown

There have always been reasons not to invest. If you look beyond the negative headlines, however, you will find that, despite occasional stumbles, financial markets have tended to reward investors over the long term. Active management — bolstered by experience and careful research — can add even more value. As the chart below shows, over its lifetime New Perspective Fund has done demonstrably better than its relevant benchmarks. Dividends, particularly when reinvested, have accounted for a large portion of the fund’s overall results.

Average annual total returns based on a $1,000 investment
(for periods ended September 30, 2006)*

	1 year	5 years	10 years

Class A shares	+9.15%	+11.16%	+11.19%

*Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on pages 25 and 26 for details.

Low fund expenses, low turnover rate1
Year ended September 30, 2006

	New Perspective Fund		Industry average[2]

Expense ratio	0.71	% [3]	1.48%
Portfolio turnover rate	32%		63%

1The expense ratio is the annual percentage of net assets used to pay fund expenses. The portfolio turnover rate is a measure of how often securities are bought and sold by a fund.
2Latest available data for front-end load funds in the Lipper Global Funds category.
3Reflects the fee waiver, 0.75% without the fee waiver.

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Expense ratios shown reflect the waiver, without which they would have been higher. Please see the Financial Highlights table on pages 25 and 26 for details.

[begin mountain chart]
	New Perspective Fund with dividends reinvested[1,3]	New Perspective Fund excluding dividends[1]	MSCI USA Index with dividends reinvested[4]	MSCI World Index with dividends reinvested[4]

3/13/73	$9,425	$9,425	$10,000	$10,000
9/30/73	$9,931	$9,931	$9,646	$9,493
9/30/74	$7,397	$7,159	$5,797	$5,885
9/30/75	$10,761	$9,945	$7,955	$7,645
9/30/76	$12,711	$11,414	$10,381	$9,325
9/30/77	$13,041	$11,447	$9,927	$9,682
9/30/78	$17,330	$14,851	$10,955	$11,891
9/30/79	$20,086	$16,785	$12,044	$13,358
9/30/80	$24,849	$20,236	$14,203	$15,940
9/30/81	$25,297	$19,876	$13,950	$14,915
9/30/82	$27,132	$19,970	$15,461	$15,310
9/30/83	$39,066	$27,021	$22,068	$21,623
9/30/84	$39,467	$26,470	$23,024	$22,854
9/30/85	$45,547	$29,634	$26,532	$28,609
9/30/86	$63,229	$40,199	$34,782	$45,568
9/30/87	$94,662	$59,018	$49,363	$65,790
9/30/88	$81,177	$49,425	$42,826	$61,886
9/30/89	$103,896	$61,382	$56,879	$77,849
9/30/90	$98,828	$56,985	$52,018	$61,412
9/30/91	$122,408	$68,721	$68,593	$76,935
9/30/92	$132,246	$72,778	$76,212	$76,606
9/30/93	$156,496	$84,770	$86,181	$92,610
9/30/94	$176,224	$94,196	$89,654	$100,086
9/30/95	$209,056	$110,012	$117,254	$115,068
9/30/96	$231,302	$119,395	$142,382	$131,407
9/30/97	$300,629	$152,502	$199,645	$163,771
9/30/98	$304,321	$152,132	$221,700	$164,609
9/30/99	$421,280	$208,845	$284,076	$213,848
9/30/00	$501,040	$247,471	$316,802	$231,980
9/30/01	$393,481	$192,176	$231,378	$167,321
9/30/02	$333,032	$160,633	$180,997	$135,766
9/30/03	$434,522	$207,655	$226,168	$171,091
9/30/04	$511,218	$242,508	$256,963	$201,256
9/30/05	$611,798	$287,485	$290,284	$240,513
9/30/06	$708,475	$328,630	$321,084	$275,971
[end mountain chart]

Year ended September 30	1973[5]	1974	1975	1976	1977	1978	1979
Total value
Dividends reinvested	—	$325	401	336	279	319	443
Value at year-end	$9,931	7,397	10,761	12,711	13,041	17,330	20,086
NPF’s total return	(0.7)%	(25.5)	45.5	18.1	2.6	32.9	15.9

Year ended September 30	1980	1981	1982	1983	1984	1985	1986
Total value
Dividends reinvested	501	930	1,666	1,830	1,205	1,195	1,178
Value at year-end	24,849	25,297	27,132	39,066	39,467	45,547	63,229
NPF’s total return	23.7	1.8	7.3	44.0	1.0	15.4	38.8

Year ended September 30	1987	1988	1989	1990	1991	1992	1993
Total value
Dividends reinvested	1,393	1,819	2,603	2,615	2,977	2,522	2,171
Value at year-end	94,662	81,177	103,896	98,828	122,408	132,246	156,496
NPF’s total return	49.7	(14.2)	28.0	(4.9)	23.9	8.0	18.3

Year ended September 30	1994	1995	1996	1997	1998	1999	2000
Total value
Dividends reinvested	2,229	2,811	4,126	4,362	4,385	3,039	1,765
Value at year-end	176,224	209,056	231,302	300,629	304,321	421,280	501,040
NPF’s total return	12.6	18.6	10.6	30.0	1.2	38.4	18.9

Year ended September 30	2001	2002	2003	2004	2005	2006
Total value
Dividends reinvested	5,394	5,382	3,371	3,606	5,274	8,204
Value at year-end	393,481	333,032	434,522	511,218	611,798	708,475
NPF’s total return	(21.5)	(15.4)	30.5	17.7	19.7	15.8

Average annual total return for fund’s lifetime: 13.5%

1 As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
2 The maximum initial sales charge was 8.5% prior to July 1, 1988.
3 Includes reinvested dividends of $80,655 and reinvested capital gain distributions of $249,485.
4 The indexes are unmanaged and include reinvested distributions, but do not reflect sales charges, commissions or expenses.
5 For the period March 13, 1973 (commencement of operations) through September 30, 1973.

The results shown are before taxes on fund distributions and sale of fund shares.

Opportunity in a changing world

At the heart of New Perspective Fund’s investment mandate is the expectation that tomorrow’s world will look different from today’s, and that as it changes, opportunities will emerge for investors.

In recent years the pace of global change has quickened as companies have aggressively sought new markets and cost-efficiencies, countries and regions have pursued increased prosperity through trade, and innovations in transportation, telecommunications and technology have expanded the possibilities of how business can operate.

While the breadth and speed of this transformation has challenged the established order within countries and industries, it has also yielded tremendous opportunities for companies and investors. So much so that the present dynamism seems almost tailor-made to New Perspective’s change-focused approach.

[photo of a loaded container ship docked at a shipping yard]
[Begin Sidebar]
The breadth and speed of the global economic transformation has challenged the established order within countries and industries but it has also yielded tremendous opportunities for companies and investors.
[End Sidebar]

[photo of Euro coins and paper bills]

In the following pages, we’ll take a closer look at some of the ways that regions and industries have both facilitated and responded to the shifting worldwide economic environment and how the multinational companies central to New Perspective’s investment strategy stand to benefit.

Negotiating trade

“As we look for explanations for the economic transformation that’s taken place over the past few years, one of the clearest factors we can point to is the explosion in the number of trade pacts being negotiated and implemented throughout the world,” says New Perspective President and portfolio counselor Rob Lovelace. “Some involve only a pair of countries while others, like NAFTA, are broader in scope. Perhaps the most interesting example is the European Union (EU), which is actually a kind of ‘trade agreement plus.’”

Indeed today’s EU, with more than 450 million people in 25 member nations, stands as a model for how a formalized, comprehensive desire to trade can affect change in almost every corner of an economy.

The critical elements of the modern EU structure — which is to say the adoption of a common currency, the near complete elimination of trade barriers among member nations and the liberalization of labor movement — have been gradually phased in since early 1993.

Among the initial wave of changes, the single market and common currency — in this case the euro — were instrumental in reshaping the competitive environment in a number of industries. One was manufacturing.

“Prior to the adoption of the single currency model, a European national government could devalue its currency in an effort to make its country’s goods less expensive relative to those produced elsewhere in Europe,” explains London-based economist Philip Chitty of Capital Strategy Research, a division of the fund’s investment adviser focused on analyzing the broad economic and political forces shaping the global economy. “This devaluation practice, along with heavy import tariffs, frequently served to shield manufacturers from the full brunt of the free market. By effectively removing both these protections, the EU structure has leveled the playing field and forced businesses to compete. As a result, a clearer picture of many companies has emerged.”

In addition, the dawn of the EU has helped businesses with operations throughout Europe by relieving them of the need to establish independent distribution and sales networks in each country. This costly, often redundant measure was another protectionist step governments employed to safeguard homegrown industry.

The common currency also brought with it a single interest rate, which has led to significant change within the financial industry. Whereas in the pre-EU days borrowers in many countries had been vulnerable to significant rate volatility, a single-rate system has added stability and led to a sizable increase in consumer lending. That has been a boon to well-positioned European financial firms which have seen double-digit growth in mortgages and other consumer loan products. In a number of countries, it’s also sparked considerable expansion in the housing and construction sectors.

[photo of two workers in a factory]
[photo of cables hooked into a ]

EU expansion begets opportunity

Further altering Europe’s economic climate has been the expansion of the EU. Much opportunity has emanated from Eastern Europe, where newer member nations like Slovakia and the Czech Republic have sought to attract investment by minimizing the red tape, taxes and restrictive labor policies faced by companies operating there. For established manufacturers in longstanding European powers, these nations offer an appealing industrial frontier, the attractiveness of which is heightened by the presence of a relatively well-educated, culturally familiar labor force with a more competitive wage structure than can be found in France, Germany or Italy.

And more than simply offering cost savings in the plants that companies like German industrial giant Siemens or French tire manufacturer Michelin locate there, the option of shifting additional operations to the east also affords these firms bargaining leverage with their employees back home. That’s because, when faced with the specter of job migration, their deeply entrenched domestic labor forces have become more flexible when it comes to negotiating work rules that have played a role in hampering corporate competitiveness.

The phenomenon is global

The transformed European environment has helped prepare companies and workers there for the even more pronounced shift taking place beyond EU borders. This larger global sea change stems not from a single pervasive trade pact but from numerous smaller agreements, and the shared desire of ambitious companies worldwide to take advantage of a liberalized trade environment to configure operations in ways that were once unimaginable.

“Businesses throughout the world are increasingly structuring their operations to try to find the most value for the lowest cost,” explains San Francisco-based technology analyst Galen Hoskin. “This means different things to different industries. For instance, large American technology companies may tap into R&D centers of excellence in places like Silicon Valley, Mumbai, Tel Aviv and Helsinki, then manufacture products in China and Taiwan using critical components made in the U.S. and Japan. Rather than doing everything in-house, they systematically decide what should be done internally and what should be purchased.”

In the consumer electronics world, New Perspective is invested in an array of multinational companies that are part of this so-called “value chain.” Included in this group are well-known brand names like Hewlett-Packard and Nokia; component manufacturers like Texas Instruments; and behind-the-scenes firms like Taiwanese contract manufacturer Hon Hai Precision Industry, which acts as a kind of “factory for hire” for many electronics companies.

[Begin Pull Quote]
“By operating on a global scale and tapping into the capabilities of multiple countries and markets, multinational companies benefit in a host of ways.”

Paul Flynn, research analyst for New Perspective Fund
[End Pull Quote]

[Begin Sidebar]
Thinking globally,
acting globally

In seeking opportunities for shareholders, New Perspective Fund takes a specialized approach — focusing on multinational companies. And just as the far-ranging operations of these companies serve as windows into multiple markets, so does the global reach of the fund’s investment adviser, Capital Research and Management Company, help identify investment opportunities around the globe.

Capital opened its first non-U.S. investment office over 40 years ago and has been strengthening its international presence ever since. Today, the organization is home to investment professionals hailing from dozens of countries and speaking more than two dozen languages. Operating out of research offices worldwide, the firm’s analysts and portfolio counselors often benefit from their familiarity with the customs and business practices of the nations and regions where they conduct research.

Research office	Established

Los Angeles	1931
New York	1943
Geneva	1962
Washington, D.C.	1974
San Francisco	1975
London	1979
Tokyo	1982
Hong Kong	1983
Singapore	1989
[End Sidebar]

[photo of an auto worker partially inside the frame of a car]

And while trade agreements may have helped make this revolution permissible, it’s technology — in particular the Internet — that has made “borderless” operating feasible and practical. By accommodating frequent and complex communication within far-ranging organizations, it has allowed companies to increasingly “rationalize” their operations — to make the most economically rational decisions in more and more situations.

“By operating on a global scale and tapping into the capabilities of multiple countries and markets, multinational companies benefit in a host of ways,” explains automotive analyst Paul Flynn, who is based in Geneva. “In many cases, they are able to take advantage of lower labor costs, reduce or eliminate transportation expenses, avoid import tariffs, and buy goods and pay wages in the currency of the nation where the end product will be sold, which reduces the impact of currency fluctuations that often affect profitability. All the while, this reach helps them develop a deeper understanding of their broad base of customers.”

New Perspective seeks to invest in manufacturers that are maximizing the benefits of the global supply chain in innovative ways. For instance, an automaker like Hyundai that assembles cars in China might also locate a plant there that manufactures certain components to be put into those cars. If it proves economical, Hyundai might then “re-export” those components to Korea where they’re installed in cars the company builds there.

More than manufacturing

Any straightforward discussion of this evolving global business climate must acknowledge the central role being played by the developing world, in particular China. Thanks in part to its massive population and pronounced openness to trade — affirmed and bolstered by its 2001 entry into the World Trade Organization — China has been a huge force for change within the world economy.

The standard portrait of the Chinese effect is one of companies realizing cost benefits by establishing manufacturing bases there. Economic data confirms both the reality and magnitude of the trend: Since 2000, Chinese GDP growth has increased nearly 10% per year and the country now stands as the world’s fourth-largest economy.

But while the initial global push into China may have been primarily about cheap labor, the repercussions within the world economy have been widespread.

Take mining and energy. The rapid rise in Chinese manufacturing and the resulting influx of job-seekers to urban centers has strained the country’s infrastructure and sparked a massive wave of construction to accommodate the growth. Along with building being undertaken in preparation for the 2008 Summer Olympics in Beijing, the need for new roads, homes and factories has led to unprecedented demand for the products at the center of such projects. Over the past decade, China’s share of world metal consumption has jumped from less than 10% to around 25%. Similarly, the surging global demand for energy is largely attributable to China and other upstart economies in high-growth phases.

“It’s interesting to trace some less obvious consequences of the Chinese effect. For instance, a modestly sized city like Perth in Western Australia has become a thriving, growing metropolis in part because it’s home to significant reserves of natural gas and metals,” remarks New Perspective’s Vice Chairman Gina Despres, a native Aussie now living in Washington, D.C. “As demand from China and other emerging economies has pushed commodity prices higher, Perth and places like it have reaped the benefits. Over the past few years, New Perspective has had considerable investments in companies within these sectors; investments that were made, in part, with this demand shift in mind.”

But China’s role in the global economy extends even beyond that of low-cost producer and commodity consumer. Its ascendant economy has created within the country a burgeoning middle class with a sizable appetite for the higher end goods generally favored by such consumers. In many cases, those goods are familiar European and American brand names like Porsche and Avon that share a common home in New Perspective’s portfolio.

[Begin Sidebar]
[angled photo of walls on a clock]
Multiple perspectives
on a changing world

When it comes to identifying investment opportunities in a complex and evolving world, no two people share the same outlook or make the same set of choices. And thanks to the unique investment method employed by New Perspective Fund, they don’t have to. That’s because the fund is managed using the multiple portfolio counselor system. This system divides fund assets into slices, each of which is independently managed — according to fund objectives — by one of the fund’s eight portfolio counselors. Still another slice is managed by New Perspective’s research analysts.

Their individual investment decisions are based on a combination of professional background, market experience and economic outlook. Each makes a set of high-conviction choices that, when combined with those made by fellow counselors and analysts, comprise a broad and diverse portfolio.

Portfolio	Years of investment	Years with American
counselors	experience*	Funds*

Mark Denning	24	24
Brady Enright	15	10
Gregg Ireland	34	34
Jody Jonsson	18	16
Carl Kawaja	19	15
Rob Lovelace	21	21
Dina Perry	29	15
Steve Watson	19	17

*As of December 2006.
[End Sidebar]

Importantly, investing in companies with exposure to China’s growth, rather than investing directly in Chinese companies, helps fund shareholders steer clear of some of the potential pitfalls in markets where regulation may be less rigorous than in the U.S. or Europe.

Opportunity in scale

In many industries, taking advantage of economically attractive labor centers like China or Eastern Europe has become a standard and necessary part of the competition equation. Accordingly, companies seeking an edge must find other ways to set themselves apart.

That’s where the operational scope and scale of the multinational companies on which New Perspective focuses often come into greater play. Thanks to their far-ranging operations, these firms are often better able to take the measure of a world in flux and then adapt, innovate and implement — sometimes in regions where opportunity and risk are closely paired — more quickly and effectively than their smaller rivals.

“Whether it’s consumer products, automobiles or technology, the best companies have committed the time and resources to understanding the characteristics of consumers in every country where they do business,” adds Galen. “Many of the companies in New Perspective’s portfolio have been building global operations for a long time — acquiring insights and learning lessons that can’t be attained overnight.”

The mobile phone industry offers a case in point. “In the U.S., cell phones are primarily used for voice and data communication, while in China they are also popular as the primary devices for delivering music,” explains San Francisico-based telecommunications hardware equipment analyst Mathews Cherian. “In India, street vendors use cell phones as cash registers and to track and transmit inventory information to suppliers. And in much of the developing world, these devices are the primary means of connecting to the Internet and accessing e-mail. It’s far from one size fits all, but because companies like Nokia and Motorola operate throughout the world, they are able to gather detailed information on customers, then tap into the global supply chain to bring to market products that meet diverse and evolving customer needs.”

Furthermore, by selling in multiple markets, the fortunes of these companies are less susceptible to downturns in any one country or region. This adds another layer of diversification, helping to stabilize their operations and New Perspective’s portfolio.

Evolving world, flexible mandate

In much the same way that companies benefit from operating on a global scale, so does New Perspective Fund.

“Select companies throughout the world are rising to the challenges of the increasingly competitive global economy. With the ability to invest throughout the world, New Perspective is able to pick and choose the best of them,” notes Rob. “And in much the same way that multinational companies benefit from having operations in multiple countries, we benefit from the worldwide reach of our research effort.”

Experience helps too. New Perspective’s investment adviser opened its first overseas office over 40 years ago and has been broadening its global reach ever since. Each year experienced investment professionals make thousands of company visits to dozens of countries — they meet with managements, tour factories and talk to customers and suppliers. In short, they gather insights that help them determine which companies may be poised to prosper over the long term on an increasingly competitive world stage. Both the experience and the intensive effort are important since investing around the world is not without risk.

A changing future

The swift transformation of the past decade is sure to be matched by the challenges and opportunities that will mark the coming years. While the specifics may defy our predictions, the evolution itself should not be in doubt. That’s why New Perspective Fund, with an investment mandate designed to benefit from change, stands well positioned today and into the future, whatever it may hold.

[photo of a woman talking on cellphone...the city in the background]

Summary investment portfolio, September 30, 2006

The following summary investment portfolio is designed to streamline the report and help investors better focus on a fund’s principal holdings. For details on how to obtain a complete schedule of portfolio holdings, please see the inside back cover.

[begin pie chart]
Industry sector diversification	Percent of net assets

Information technology	16.37%
Financials	14.37
Consumer staples	9.26
Health care	8.99
Consumer discretionary	8.65
Warrants	.07
Other industries	33.69
Short-term securities & other assets less liabilities	8.60
[end pie chart]

		Market	Percent
		value	of net
Common stocks - 91.33%	Shares	(000)	assets

Information technology - 16.37%
Microsoft Corp.	26,775,000	$731,761	1.48%
Taiwan Semiconductor Manufacturing Co. Ltd. (1)	309,004,151	556,010
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	13,017,528	124,968	1.37
Samsung Electronics Co., Ltd. (1)	951,650	670,413	1.35
Oracle Corp. (2)	32,343,700	573,777	1.16
Applied Materials, Inc.	26,488,000	469,632.95
Hon Hai Precision Industry Co., Ltd. (1)	63,680,506	387,217.78
Cisco Systems, Inc. (2)	16,405,000	377,315.76
Nintendo Co., Ltd. (1)	1,568,600	324,073.65
Murata Manufacturing Co., Ltd. (1)	4,579,200	319,479.64
ASML Holding NV (1) (2)	6,470,000	150,443
ASML Holding NV (New York registered) (2)	5,678,000	132,184.57
Other securities		3,298,983	6.66
		8,116,255	16.37

Financials - 14.37%
ING Groep NV (1)	13,282,651	583,108	1.18
Erste Bank der oesterreichischen Sparkassen AG (1)	9,037,096	562,369	1.13
Allianz AG (1)	3,209,000	556,653	1.12
Société Générale (1)	3,285,600	522,251	1.05
Citigroup Inc.	7,751,677	385,026.78
UniCredito Italiano SpA (Germany) (1)	34,899,500	288,014
UniCredito Italiano SpA (Italy) (1)	2,085,160	17,291.62
Mitsubishi UFJ Financial Group, Inc. (1)	23,549	302,151.61
Mizuho Financial Group, Inc. (1)	38,800	300,426.61
HSBC Holdings PLC (United Kingdom) (1)	15,645,953	285,135.58
DBS Group Holdings Ltd. (1)	20,550,000	248,718.50
Macquarie Bank Ltd. (1)	4,810,000	247,799.50
Other securities		2,823,140	5.69
		7,122,081	14.37

Consumer staples - 9.26%
Altria Group, Inc.	11,312,500	865,972	1.75
Nestlé SA (1)	1,835,150	639,826	1.29
Koninklijke Ahold NV (1) (2)	43,589,666	462,177.93
Tesco PLC (1)	62,946,011	423,731.85
Groupe Danone (1)	2,290,000	321,228.65
PepsiCo, Inc.	4,325,000	282,250.57
Other securities		1,595,650	3.22
		4,590,834	9.26

Health care - 8.99%
Roche Holding AG (1)	8,298,600	1,436,256	2.90
AstraZeneca PLC (Sweden) (1)	8,627,809	537,613
AstraZeneca PLC (United Kingdom) (1)	1,800,000	112,463
AstraZeneca PLC (ADR)	535,000	33,437	1.38
Novo Nordisk A/S, Class B (1)	7,416,600	550,930	1.11
Smith & Nephew PLC (1)	41,654,579	382,619.77
Other securities		1,403,081	2.83
		4,456,399	8.99

Consumer discretionary - 8.65%
Hyundai Motor Co. (1)	3,820,000	328,043.66
Toyota Motor Corp. (1)	5,625,000	306,397.62
Other securities		3,654,469	7.37
		4,288,909	8.65

Energy - 8.39%
Royal Dutch Shell PLC, Class B (1)	15,858,621	540,545
Royal Dutch Shell PLC, Class A (ADR)	5,555,000	367,186
Royal Dutch Shell PLC, Class A (1)	1,120,000	36,900	1.90
Chevron Corp.	6,789,732	440,382.89
Petróleo Brasileiro SA - Petrobras, ordinary nominative (ADR)	3,894,900	326,509.66
Canadian Natural Resources, Ltd.	6,280,000	286,267.58
Other securities		2,160,195	4.36
		4,157,984	8.39

Materials - 7.39%
Barrick Gold Corp.	20,401,295	626,728	1.26
Bayer AG (1)	10,632,800	542,816	1.09
Newmont Mining Corp.	11,250,000	480,938.97
Other securities		2,013,313	4.07
		3,663,795	7.39

Industrials - 7.34%
General Electric Co.	17,360,500	612,826	1.24
Tyco International Ltd.	14,712,500	411,803.83
Ryanair Holdings PLC (ADR) (2)	4,137,500	261,862.53
Other securities		2,353,544	4.74
		3,640,035	7.34

Telecommunication services - 3.33%
Koninklijke KPN NV (1)	40,701,700	518,688	1.05
Vodafone Group PLC (1)	162,686,934	371,836.75
América Móvil SA de CV, Series L (ADR)	6,765,000	266,338.54
Other securities		494,811.99
		1,651,673	3.33

Utilities - 2.25%
E.ON AG (1)	3,300,000	392,103.79
Veolia Environnement (1)	6,180,275	372,937.75
Other securities		348,712.71
		1,113,752	2.25

Miscellaneous - 4.99%
Other common stocks in initial period of acquisition		2,472,553	4.99

Total common stocks (cost: $31,199,609,000)		45,274,270	91.33

		Market	Percent
		value	of net
Warrants - 0.07%	Shares	(000)	assets

Other - 0.07%
ING Groep NV, warrants, expire 2008 (2)	1,265,000	33,058.07
Other securities		14.00
		33,072.07

Total warrants (cost: $91,917,000)		33,072.07

	Principal	Market	Percent
	amount	value	of net
Short-term securities - 8.84%	(000)	(000)	assets

Barclays U.S. Funding Corp. 5.24%-5.36% due 10/2/2006-1/24/2007	$200,000	198,585
Sheffield Receivables Corp. 5.26% due 10/5-11/2/2006 (3)	50,000	49,957.50
Barton Capital LLC 5.25%-5.26% due 10/16-10/19/2006 (3)	100,000	99,751
Société Générale North America Inc. 5.22%-5.255% due 11/20-12/21/2006	80,000	79,344.36
ING (U.S.) Funding LLC 5.23%-5.255% due 10/20/2006-1/25/2007	150,000	148,504.30
General Electric Capital Services, Inc. 5.23%-5.25% due 10/11-11/21/2006	75,000	74,595.15
Other securities		3,734,959	7.53

Total short-term securities (cost: $4,384,805,000)		4,385,695	8.84

Total investment securities (cost: $35,676,331,000)		49,693,037	100.24
Other assets less liabilities		(118,997)	(.24)

Net assets		$49,574,040	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Valued under fair value procedures adopted by authority of the board of directors. At September 30, 2006, 153 of the fund's securities, including those in "Other securities" and "Miscellaneous" in the summary investment portfolio (with aggregate value of $27,326,350,000), were fair valued under procedures that took into account significant price changes that occurred between the close of trading in those securities and the close of regular trading on the New York Stock Exchange.

(2) Security did not produce income during the last 12 months.
(3) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities, including those in "Other securities" in the summary investment portfolio, was $1,818,662,000, which represented 3.67% of the net assets of the fund.

ADR = American Depositary Receipts

The descriptions of the companies shown in the summary investment portfolio, which were obtained from published reports and other sources believed to be reliable, are supplemental and are not covered by the Report of Independent Registered Public Accounting Firm.

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at September 30, 2006	(dollars and shares in thousands, except per-share amounts)

Assets:
Investment securities at market (cost: $35,676,331)		$49,693,037
Cash denominated in non-U.S. currencies
(cost: $18,936)		18,695
Cash		242
Receivables for:
Sales of investments	$79,099
Sales of fund's shares	63,717
Dividends and interest	60,681	203,497
		49,915,471
Liabilities:
Payables for:
Purchases of investments	235,101
Repurchases of fund's shares	72,798
Investment advisory services	14,009
Services provided by affiliates	15,388
Deferred directors' compensation	3,019
Other fees and expenses	1,116	341,431
Net assets at September 30, 2006		$49,574,040

Net assets consist of:
Capital paid in on shares of capital stock		$32,073,706
Undistributed net investment income		580,955
Undistributed net realized gain		2,903,016
Net unrealized appreciation		14,016,363
Net assets at September 30, 2006		$49,574,040

Total authorized capital stock - 2,000,000 shares, $.001 par value (1,565,523 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share*

Class A	$40,517,250	1,276,745	$31.73
Class B	1,713,600	55,066	31.12
Class C	1,525,838	49,292	30.96
Class F	931,928	29,452	31.64
Class 529-A	593,359	18,785	31.59
Class 529-B	103,284	3,323	31.09
Class 529-C	158,952	5,114	31.08
Class 529-E	34,992	1,116	31.36
Class 529-F	9,553	302	31.59
Class R-1	28,518	920	31.00
Class R-2	465,458	14,993	31.05
Class R-3	890,223	28,416	31.33
Class R-4	682,896	21,653	31.54
Class R-5	1,918,189	60,346	31.79
(*) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Class A and 529-A, for which the maximum offering prices per share were $33.68 and $33.52, respectively.

See Notes to Financial Statements

Statement of operations
for the year ended September 30, 2006	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $75,855)	$886,868
Interest (net of non-U.S. taxes of $6)	193,720	$1,080,588

Fees and expenses(*):
Investment advisory services	178,932
Distribution services	134,260
Transfer agent services	36,104
Administrative services	10,970
Reports to shareholders	1,450
Registration statement and prospectus	884
Postage, stationery and supplies	3,623
Directors' compensation	776
Auditing and legal	220
Custodian	6,767
State and local taxes	513
Other	166
Total fees and expenses before reimbursements/waivers	374,665
Less reimbursements/waivers of fees and expenses:
Investment advisory services	17,893
Administrative services	384
Total fees and expenses after reimbursements/waivers		356,388
Net investment income		724,200

Net realized gain and unrealized appreciation
on investments and non-U.S. currency:
Net realized gain (loss) on:
Investments	3,318,988
Non-U.S. currency transactions	(13,172)	3,305,816
Net unrealized appreciation on:
Investments	2,664,584
Non-U.S. currency translations	884	2,665,468
Net realized gain and unrealized appreciation
on investments and non-U.S. currency		5,971,284
Net increase in net assets resulting
from operations		$6,695,484

(*) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets	(dollars in thousands)

	Year ended September 30
	2006	2005
Operations:
Net investment income	$724,200	$513,048
Net realized gain on investments and
non-U.S. currency transactions	3,305,816	2,613,704
Net unrealized appreciation on investments and
non-U.S. currency translations	2,665,468	3,807,135
Net increase in net assets resulting from operations	6,695,484	6,933,887

Dividends and distributions paid to shareholders:
Dividends from net investment income	(550,179)	(349,641)
Distributions from net realized gain on investments	(2,624,465)	-
Total dividends and distributions paid to shareholders	(3,174,644)	(349,641)

Capital share transactions	3,562,812	873,466

Total increase in net assets	7,083,652	7,457,712

Net assets:
Beginning of year	42,490,388	35,032,676
End of year (including undistributed
net investment income: $580,955 and $410,030, respectively)	$49,574,040	$42,490,388

See Notes to Financial Statements

Notes to financial statements

1.	Organization and significant accounting policies

Organization - New Perspective Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital through investments all over the world, including the United States. It focuses on opportunities generated by changing global trade patterns and economic and political relationships.

The fund offers 14 share classes consisting of four retail share classes, five CollegeAmerica® savings plan share classes and five retirement plan share classes. The CollegeAmerica savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F) can be utilized to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Class A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Class B and 529-B	None	Declines from 5% to 0% for redemptions within six years of purchase	Class B and 529-B convert to Class A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Class F and 529-F	None	None	None
Class R-1, R-2, R-3, R-4 and R-5	None	None	None

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

Security valuation - Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from an independent pricing service when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Securities and other assets for which representative market quotations are not readily available or are considered unreliable are fair valued as determined in good faith under procedures adopted by authority of the fund's board of directors. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; and changes in overall market conditions. If events occur that materially affect the value of securities (particularly non-U.S. securities) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities are fair valued.

Security transactions and related investment income - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations - Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Non-U.S. currency translation - Assets and liabilities, including investment securities, denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. In the accompanying financial statements, the effects of changes in non-U.S. exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in non-U.S. currencies are disclosed separately.

Forward currency contracts - The fund may enter into forward currency contracts, which represent agreements to exchange non-U.S. currencies on specific future dates at predetermined rates. The fund enters into these contracts to manage its exposure to changes in non-U.S. exchange rates arising from investments denominated in non-U.S. currencies. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in non-U.S. exchange rates. Due to these risks, the fund could incur losses up to the entire contract amount, which may exceed the net unrealized value shown on the accompanying financial statements. On a daily basis, the fund values forward currency contracts based on the applicable exchange rates and records unrealized gains or losses. The fund records realized gains or losses at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency.

2.	Non-U.S. investments

Investment risk - The risks of investing in securities of non-U.S. issuers may include, but are not limited to, investment and repatriation restrictions; revaluation of currencies; adverse political, social and economic developments; government involvement in the private sector; limited and less reliable investor information; lack of liquidity; certain local tax law considerations; and limited regulation of the securities markets.

Taxation - Dividend and interest income is recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities. For the year ended September 30, 2006, non-U.S. taxes paid on realized gains were $863,000. As of September 30, 2006, non-U.S. taxes provided on unrealized gains were $250,000.

3. Federal income taxation and distributions

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

Distributions - Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in non-U.S. securities; and non-U.S. taxes on capital gains. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended September 30, 2006, the fund reclassified $2,999,000 from undistributed net investment income to undistributed net realized gains; and $97,000 from undistributed net investment income and $144,000,000 from undistributed net realized gains to capital paid in on shares of capital stock to align financial reporting with tax reporting.

As of September 30, 2006, the components of distributable earnings, unrealized appreciation (depreciation) and cost of investments on a tax basis were as follows:

(dollars in thousands)
Undistributed ordinary income	$665,235
Post-October non-U.S. currency loss deferrals (realized during the period November 1, 2005, through September 30, 2006)*	(11,868)
Undistributed long-term capital gain	2,903,016
Gross unrealized appreciation on investment securities	14,314,212
Gross unrealized depreciation on investment securities	(365,988)
Net unrealized appreciation on investment securities	13,948,224
Cost of investment securities	35,744,813
*These deferrals are considered incurred in the subsequent year.

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

	Year ended September 30, 2006			Year ended September 30, 2005
	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Share class
Class A	$473,467	$2,170,052	$2,643,519	$309,895	$-	$309,895
Class B	9,567	93,610	103,177	4,004	-	4,004
Class C	7,784	77,070	84,854	3,023	-	3,023
Class F	10,162	47,920	58,082	6,594	-	6,594
Class 529-A	5,876	27,595	33,471	2,907	-	2,907
Class 529-B	461	5,199	5,660	142	-	142
Class 529-C	738	7,664	8,402	216	-	216
Class 529-E	289	1,706	1,995	130	-	130
Class 529-F	80	351	431	35	-	35
Class R-1	149	1,158	1,307	33	-	33
Class R-2	2,470	21,982	24,452	1,007	-	1,007
Class R-3	7,513	42,584	50,097	3,656	-	3,656
Class R-4	7,234	32,826	40,060	3,571	-	3,571
Class R-5	24,389	94,748	119,137	14,428	-	14,428
Total	$550,179	$2,624,465	$3,174,644	$349,641	$-	$349,641

4. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Service Company SM ("AFS"), the fund’s transfer agent, and American Funds Distributors, Inc.SM ("AFD"), the principal underwriter of the fund’s shares.

Investment advisory services -The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.600% on the first $500 million of daily net assets and decreasing to 0.365% on such assets in excess of $44 billion. CRMC is currently waiving 10% of investment advisory services fees. During the year ended September 30, 2006, total investment advisory services fees waived by CRMC were $17,893,000. As a result, the fee shown on the accompanying financial statements of $178,932,000, which was equivalent to an annualized rate of 0.387%, was reduced to $161,039,000, or 0.348% of average daily net assets.

Class-specific fees and expenses - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services - The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the board of directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted on the following page. In some cases, the board of directors has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A, the board of directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of September 30, 2006, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Class B and 529-B	1.00	1.00
Class C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class 529-E and R-3	0.50	0.75
Class F, 529-F and R-4	0.25	0.50

Transfer agent services - The fund has a transfer agent agreement with AFS for Class A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

Administrative services - The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all share classes other than Class A and B. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. CRMC has agreed to pay AFS on the fund's behalf for a portion of the transfer agent services fees for some of the retirement plan share classes. For the year ended September 30, 2006, the total administrative services fees paid by CRMC were $2,000 and $382,000 for Class R-1 and R-2, respectively. Administrative services fees are presented gross of any payments made by CRMC. Each 529 share class is subject to an additional annual administrative services fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the CollegeAmerica plan. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described above for the year ended September 30, 2006, were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services
			CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$90,371	$34,468	Not applicable	Not applicable	Not applicable
Class B	16,141	1,636	Not applicable	Not applicable	Not applicable
Class C	13,683	Included in administrative services	$2,054	$314	Not applicable
Class F	2,114		694	115	Not applicable
Class 529-A	980		447	75	$ 513
Class 529-B	924		81	41	93
Class 529-C	1,387		121	50	139
Class 529-E	155		27	5	31
Class 529-F	-		6	1	7
Class R-1	226		28	14	Not applicable
Class R-2	3,017		596	1,456	Not applicable
Class R-3	3,888		1,042	407	Not applicable
Class R-4	1,374		872	19	Not applicable
Class R-5	Not applicable		1,715	7	Not applicable
Total	$134,260	$36,104	$7,683	$2,504	$783

Deferred directors’ compensation - Since the adoption of the deferred compensation plan in 1993, directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation of $776,000, shown on the accompanying financial statements, includes $379,000 in current fees (either paid in cash or deferred) and a net increase of $397,000 in the value of the deferred amounts.

Affiliated officers and directors - Officers and certain directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or directors received any compensation directly from the fund.

5. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Share class	Sales(*)		Reinvestments of dividends and distributions		Repurchases(*)		Net increase (decrease)
	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended September 30, 2006
Class A	$4,053,757	134,363	$2,529,170	88,525	$(4,309,722)	(142,978)	$2,273,205	79,910
Class B	157,783	5,317	100,290	3,559	(156,992)	(5,290)	101,081	3,586
Class C	323,744	10,963	81,747	2,914	(178,231)	(6,041)	227,260	7,836
Class F	222,169	7,353	49,638	1,742	(190,225)	(6,335)	81,582	2,760
Class 529-A	123,510	4,119	33,458	1,176	(30,473)	(1,014)	126,495	4,281
Class 529-B	13,714	463	5,659	201	(3,878)	(130)	15,495	534
Class 529-C	33,685	1,137	8,400	298	(10,750)	(362)	31,335	1,073
Class 529-E	7,257	244	1,994	70	(2,807)	(93)	6,444	221
Class 529-F	3,730	124	431	15	(551)	(18)	3,610	121
Class R-1	14,123	477	1,294	46	(4,933)	(167)	10,484	356
Class R-2	160,760	5,430	24,433	869	(85,038)	(2,867)	100,155	3,432
Class R-3	282,201	9,462	50,047	1,770	(166,371)	(5,595)	165,877	5,637
Class R-4	191,116	6,368	40,033	1,410	(108,930)	(3,639)	122,219	4,139
Class R-5	384,935	12,776	115,190	4,032	(202,555)	(6,677)	297,570	10,131
Total net increase
(decrease)	$5,972,484	198,596	$3,041,784	106,627	$(5,451,456)	(181,206)	$3,562,812	124,017

Year ended September 30, 2005
Class A	$3,519,807	129,012	$293,981	10,884	$(4,043,014)	(147,919)	$(229,226)	(8,023)
Class B	171,655	6,419	3,884	145	(123,263)	(4,571)	52,276	1,993
Class C	286,755	10,722	2,896	109	(132,427)	(4,926)	157,224	5,905
Class F	198,055	7,279	5,558	207	(173,451)	(6,344)	30,162	1,142
Class 529-A	115,236	4,235	2,907	108	(15,950)	(581)	102,193	3,762
Class 529-B	15,654	584	142	5	(2,491)	(93)	13,305	496
Class 529-C	32,051	1,191	216	8	(5,711)	(211)	26,556	988
Class 529-E	7,407	274	130	5	(879)	(32)	6,658	247
Class 529-F	1,707	63	35	1	(313)	(12)	1,429	52
Class R-1	9,170	338	32	1	(2,360)	(86)	6,842	253
Class R-2	144,610	5,373	1,006	38	(52,466)	(1,943)	93,150	3,468
Class R-3	278,381	10,322	3,650	136	(102,636)	(3,782)	179,395	6,676
Class R-4	260,116	9,648	3,568	133	(86,720)	(3,195)	176,964	6,586
Class R-5	378,567	13,950	14,198	526	(136,227)	(4,995)	256,538	9,481
Total net increase
(decrease)	$5,419,171	199,410	$332,203	12,306	$(4,877,908)	(178,690)	$873,466	33,026

(*) Includes exchanges between share classes of the fund.

6. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities, of $13,722,345,000 and $14,340,266,000, respectively, during the year ended September 30, 2006.

Financial highlights(1)

		Income (loss) from investment operations(2)				Dividends and distributions

	Net asset value, beginning of period	Net investment income		Net gains (losses) on securities (both realized and unrealized )	Total from investment operations	Dividends (from net investment income )	Distributions (from capital gains )	Total dividends and distributions	Net asset value, end of period	Total return(3)	Net assets, end of period (in millions	)		Ratio of expenses to average net assets before reimbursements/ waivers		Ratio of expenses to average net assets after reimbursements/ waivers	(4)	Ratio of net income to average net assets
Class A:
Year ended 9/30/2006	$29.53	$.49		$3.93	$4.42	$(.40)	$(1.82)	$(2.22)	$31.73	15.80%	$40,517			.75%		.71%		1.63%
Year ended 9/30/2005	24.91	.37		4.51	4.88	(.26)	-	(.26)	29.53	19.68	35,342			.77		.74		1.36
Year ended 9/30/2004	21.33	.23		3.53	3.76	(.18)	-	(.18)	24.91	17.65	30,011			.78		.78		.93
Year ended 9/30/2003	16.50	.18		4.82	5.00	(.17)	-	(.17)	21.33	30.48	25,388			.83		.83		.93
Year ended 9/30/2002	19.74	.17		(3.14)	(2.97)	(.27)	-	(.27)	16.50	(15.36)	20,497			.82		.82		.84
Class B:
Year ended 9/30/2006	29.01	.25		3.87	4.12	(.19)	(1.82)	(2.01)	31.12	14.89	1,714			1.52		1.48		.86
Year ended 9/30/2005	24.50	.16		4.43	4.59	(.08)	-	(.08)	29.01	18.76	1,493			1.54		1.51		.60
Year ended 9/30/2004	21.02	.04		3.48	3.52	(.04)	-	(.04)	24.50	16.77	1,212			1.55		1.55		.18
Year ended 9/30/2003	16.28	.03		4.75	4.78	(.04)	-	(.04)	21.02	29.44	863			1.62		1.62		.16
Year ended 9/30/2002	19.53	.02		(3.11)	(3.09)	(.16)	-	(.16)	16.28	(16.04)	579			1.60		1.60		.11
Class C:
Year ended 9/30/2006	28.88	.24		3.84	4.08	(.18)	(1.82)	(2.00)	30.96	14.84	1,526			1.59		1.55		.80
Year ended 9/30/2005	24.41	.15		4.40	4.55	(.08)	-	(.08)	28.88	18.67	1,197			1.60		1.57		.55
Year ended 9/30/2004	20.97	.03		3.47	3.50	(.06)	-	(.06)	24.41	16.70	868			1.61		1.61		.14
Year ended 9/30/2003	16.27	.02		4.75	4.77	(.07)	-	(.07)	20.97	29.39	485			1.66		1.66		.12
Year ended 9/30/2002	19.50	.03		(3.14)	(3.11)	(.12)	-	(.12)	16.27	(16.05)	277			1.64		1.64		.14
Class F:
Year ended 9/30/2006	29.44	.49		3.91	4.40	(.38)	(1.82)	(2.20)	31.64	15.77	932			.76		.72		1.62
Year ended 9/30/2005	24.84	.36		4.49	4.85	(.25)	-	(.25)	29.44	19.62	786			.82		.79		1.32
Year ended 9/30/2004	21.29	.22		3.52	3.74	(.19)	-	(.19)	24.84	17.59	635			.84		.84		.91
Year ended 9/30/2003	16.49	.17		4.81	4.98	(.18)	-	(.18)	21.29	30.39	353			.87		.87		.91
Year ended 9/30/2002	19.72	.18		(3.16)	(2.98)	(.25)	-	(.25)	16.49	(15.41)	189			.88		.88		.89
Class 529-A:
Year ended 9/30/2006	29.41	.48		3.91	4.39	(.39)	(1.82)	(2.21)	31.59	15.72	593			.81		.77		1.59
Year ended 9/30/2005	24.83	.36		4.47	4.83	(.25)	-	(.25)	29.41	19.55	427			.85		.82		1.31
Year ended 9/30/2004	21.29	.22		3.51	3.73	(.19)	-	(.19)	24.83	17.57	267			.86		.86		.90
Year ended 9/30/2003	16.49	.19		4.80	4.99	(.19)	-	(.19)	21.29	30.46	138			.83		.83		.98
Period from 2/15/2002 to 9/30/2002	21.05	.11		(4.67)	(4.56)	-	-	-	16.49	(21.66)	55			.96	(5)	.96	(5)	.95	(5)
Class 529-B:
Year ended 9/30/2006	28.99	.22		3.86	4.08	(.16)	(1.82)	(1.98)	31.09	14.77	103			1.65		1.61		.74
Year ended 9/30/2005	24.51	.12		4.42	4.54	(.06)	-	(.06)	28.99	18.54	81			1.71		1.68		.44
Year ended 9/30/2004	21.07	-	(6)	3.48	3.48	(.04)	-	(.04)	24.51	16.53	56			1.74		1.74		.01
Year ended 9/30/2003	16.41	.01		4.76	4.77	(.11)	-	(.11)	21.07	29.21	31			1.78		1.78		.03
Period from 2/15/2002 to 9/30/2002	21.05	.02		(4.66)	(4.64)	-	-	-	16.41	(22.04)	12			1.76	(5)	1.76	(5)	.14	(5)
Class 529-C:
Year ended 9/30/2006	28.99	.23		3.85	4.08	(.17)	(1.82)	(1.99)	31.08	14.74	159			1.64		1.60		.76
Year ended 9/30/2005	24.51	.13		4.42	4.55	(.07)	-	(.07)	28.99	18.62	117			1.70		1.67		.46
Year ended 9/30/2004	21.07	.01		3.48	3.49	(.05)	-	(.05)	24.51	16.56	75			1.73		1.72		.03
Year ended 9/30/2003	16.41	.01		4.76	4.77	(.11)	-	(.11)	21.07	29.21	39			1.77		1.77		.05
Period from 2/15/2002 to 9/30/2002	21.05	.02		(4.66)	(4.64)	-	-	-	16.41	(22.04)	15			1.75	(5)	1.75	(5)	.16	(5)
Class 529-E:
Year ended 9/30/2006	29.22	.38		3.89	4.27	(.31)	(1.82)	(2.13)	31.36	15.36	35			1.12		1.08		1.27
Year ended 9/30/2005	24.69	.27		4.44	4.71	(.18)	-	(.18)	29.22	19.16	26			1.18		1.15		.99
Year ended 9/30/2004	21.19	.13		3.50	3.63	(.13)	-	(.13)	24.69	17.17	16			1.20		1.20		.56
Year ended 9/30/2003	16.47	.11		4.79	4.90	(.18)	-	(.18)	21.19	29.92	8			1.23		1.23		.60
Period from 3/1/2002 to 9/30/2002	21.49	.08		(5.10)	(5.02)	-	-	-	16.47	(23.36)	2			1.21	(5)	1.21	(5)	.67	(5)
Class 529-F:
Year ended 9/30/2006	29.39	.55		3.88	4.43	(.41)	(1.82)	(2.23)	31.59	15.91	10			.62		.58		1.82
Year ended 9/30/2005	24.80	.37		4.46	4.83	(.24)	-	(.24)	29.39	19.58	5			.82		.79		1.35
Year ended 9/30/2004	21.28	.21		3.51	3.72	(.20)	-	(.20)	24.80	17.50	3			.95		.95		.84
Year ended 9/30/2003	16.50	.17		4.79	4.96	(.18)	-	(.18)	21.28	30.25	1			.97		.97		.89
Period from 9/17/2002 to 9/30/2002	17.65	-	(6)	(1.15)	(1.15)	-	-	-	16.50	(6.52)	-		(7)	-	(8)	-	(8)	-	(8)

Class R-1:
Year ended 9/30/2006	$28.95	$.25		$3.85	$4.10	$(.23)	$(1.82)	$(2.05)	$31.00	14.89%	$29			1.59%		1.55%		.85%
Year ended 9/30/2005	24.48	.16		4.41	4.57	(.10)	-	(.10)	28.95	18.63	16			1.66		1.59		.57
Year ended 9/30/2004	21.08	.04		3.47	3.51	(.11)	-	(.11)	24.48	16.71	8			1.69		1.63		.16
Year ended 9/30/2003	16.45	.04		4.76	4.80	(.17)	-	(.17)	21.08	29.35	3			1.89		1.65		.20
Period from 6/17/2002 to 9/30/2002	20.72	.01		(4.28)	(4.27)	-	-	-	16.45	(20.61)	-		(7)	.91		.47		.04
Class R-2:
Year ended 9/30/2006	28.98	.24		3.85	4.09	(.20)	(1.82)	(2.02)	31.05	14.83	465			1.67		1.54		.82
Year ended 9/30/2005	24.52	.16		4.41	4.57	(.11)	-	(.11)	28.98	18.69	335			1.76		1.56		.59
Year ended 9/30/2004	21.10	.05		3.48	3.53	(.11)	-	(.11)	24.52	16.74	198			1.88		1.59		.20
Year ended 9/30/2003	16.45	.05		4.77	4.82	(.17)	-	(.17)	21.10	29.43	72			2.13		1.61		.26
Period from 5/21/2002 to 9/30/2002	21.95	.02		(5.52)	(5.50)	-	-	-	16.45	(25.01)	4			.74		.58		.11
Class R-3:
Year ended 9/30/2006	29.20	.39		3.88	4.27	(.32)	(1.82)	(2.14)	31.33	15.36	890			1.10		1.06		1.29
Year ended 9/30/2005	24.67	.29		4.45	4.74	(.21)	-	(.21)	29.20	19.31	665			1.10		1.07		1.07
Year ended 9/30/2004	21.19	.15		3.49	3.64	(.16)	-	(.16)	24.67	17.19	397			1.18		1.18		.62
Year ended 9/30/2003	16.49	.12		4.77	4.89	(.19)	-	(.19)	21.19	29.85	124			1.23		1.23		.64
Period from 6/4/2002 to 9/30/2002	21.33	.04		(4.88)	(4.84)	-	-	-	16.49	(22.69)	5			.45		.39		.21
Class R-4:
Year ended 9/30/2006	29.37	.48		3.91	4.39	(.40)	(1.82)	(2.22)	31.54	15.76	683			.79		.75		1.60
Year ended 9/30/2005	24.80	.38		4.47	4.85	(.28)	-	(.28)	29.37	19.60	515			.79		.76		1.40
Year ended 9/30/2004	21.28	.23		3.50	3.73	(.21)	-	(.21)	24.80	17.64	271			.83		.83		.95
Year ended 9/30/2003	16.50	.18		4.80	4.98	(.20)	-	(.20)	21.28	30.38	61			.88		.87		.91
Period from 5/28/2002 to 9/30/2002	21.86	.07		(5.43)	(5.36)	-	-	-	16.50	(24.52)	1			.41		.30		.36
Class R-5:
Year ended 9/30/2006	29.58	.57		3.93	4.50	(.47)	(1.82)	(2.29)	31.79	16.06	1,918			.51		.47		1.88
Year ended 9/30/2005	24.95	.45		4.50	4.95	(.32)	-	(.32)	29.58	19.97	1,485			.52		.49		1.63
Year ended 9/30/2004	21.37	.30		3.53	3.83	(.25)	-	(.25)	24.95	17.96	1,016			.53		.52		1.22
Year ended 9/30/2003	16.52	.23		4.83	5.06	(.21)	-	(.21)	21.37	30.84	91			.55		.55		1.23
Period from 5/15/2002 to 9/30/2002	21.91	.09		(5.48)	(5.39)	-	-	-	16.52	(24.60)	60			.20		.20		.46

	Year ended September 30
	2006	2005	2004	2003	2002

Portfolio turnover rate for all classes of shares	32%	30%	19%	28%	26%

(1) Based on operations for the periods shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Based on average shares outstanding.
(3) Total returns exclude all sales charges, including contingent deferred sales charges.
(4) The ratios in this column reflect the impact, if any, of certain reimbursements/waivers from CRMC.  During some of the periods shown, CRMC reduced fees for investment advisory services for all share classes.  In addition, during the start-up period for the retirement plan share classes (except Class R-5), CRMC agreed to pay a portion of the fees related to transfer agent services.

(5) Annualized.
(6) Amount less than $.01.
(7) Amount less than $1 million.
(8) Amount less than .01%.

See Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of New Perspective Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the summary investment portfolio, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of New Perspective Fund, Inc. (the "Fund") at September 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at September 30, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Los Angeles, California
November 9, 2006

Expense example            unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2006, through September 30, 2006).

Actual expenses:

The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period. There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts and CollegeAmerica accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F and 529-F shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds. There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts and CollegeAmerica accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F and 529-F shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 4/1/2006	Ending account value 9/30/2006	Expenses paid during period*	Annualized expense ratio

Class A -- actual return	$1,000.00	$1,048.21	$3.59	.70%
Class A -- assumed 5% return	1,000.00	1,021.56	3.55	.70
Class B -- actual return	1,000.00	1,043.95	7.58	1.48
Class B -- assumed 5% return	1,000.00	1,017.65	7.49	1.48
Class C -- actual return	1,000.00	1,043.82	7.94	1.55
Class C -- assumed 5% return	1,000.00	1,017.30	7.84	1.55
Class F -- actual return	1,000.00	1,047.70	3.70	.72
Class F -- assumed 5% return	1,000.00	1,021.46	3.65	.72
Class 529-A -- actual return	1,000.00	1,047.75	3.95	.77
Class 529-A -- assumed 5% return	1,000.00	1,021.21	3.90	.77
Class 529-B -- actual return	1,000.00	1,043.29	8.20	1.60
Class 529-B -- assumed 5% return	1,000.00	1,017.05	8.09	1.60
Class 529-C -- actual return	1,000.00	1,043.29	8.20	1.60
Class 529-C -- assumed 5% return	1,000.00	1,017.05	8.09	1.60
Class 529-E -- actual return	1,000.00	1,046.04	5.49	1.07
Class 529-E -- assumed 5% return	1,000.00	1,019.70	5.42	1.07
Class 529-F -- actual return	1,000.00	1,048.47	2.93	.57
Class 529-F -- assumed 5% return	1,000.00	1,022.21	2.89	.57
Class R-1 -- actual return	1,000.00	1,043.43	7.89	1.54
Class R-1 -- assumed 5% return	1,000.00	1,017.35	7.79	1.54
Class R-2 -- actual return	1,000.00	1,043.68	7.84	1.53
Class R-2 -- assumed 5% return	1,000.00	1,017.40	7.74	1.53
Class R-3 -- actual return	1,000.00	1,046.08	5.39	1.05
Class R-3 -- assumed 5% return	1,000.00	1,019.80	5.32	1.05
Class R-4 -- actual return	1,000.00	1,047.51	3.95	.77
Class R-4 -- assumed 5% return	1,000.00	1,021.21	3.90	.77
Class R-5 -- actual return	1,000.00	1,049.17	2.41	.47
Class R-5 -- assumed 5% return	1,000.00	1,022.71	2.38	.47

* Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (183), and divided by 365 (to reflect the one-half year period).

Tax information          unaudited

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended September 30, 2006:

Long-term capital gains	$2,756,030,000
Foreign taxes	74,818,000
Foreign source income	917,653,000
Qualified dividend income	100%
Corporate dividends received deduction	$228,086,000
U.S. government income that may be exempt from state taxation	4,367,000

Individual shareholders should refer to their Form 1099-DIV or other tax information, which will be mailed in January 2007, to determine the calendar year amounts to be included on their 2006 tax returns. Shareholders should consult their tax advisers.

Other share class results
unaudited

Class B, Class C, Class F and Class 529

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended September 30, 2006:

	1 year	5 years	Life of class
Class B shares— first sold 3/15/00
Reflecting applicable contingent deferred sales
charge (CDSC), maximum of 5%, payable only
if shares are sold within six years of purchase	+9.89%	+11.35%	+3.83%
Not reflecting CDSC	+14.89%	+11.61%	+3.83%

Class C shares— first sold 3/15/01
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	+13.84%	+11.56%	+7.67%
Not reflecting CDSC	+14.84%	+11.56%	+7.67%

Class F shares*— first sold 3/15/01
Not reflecting annual asset-based fee charged
by sponsoring firm	+15.77%	+12.43%	+8.53%

Class 529-A shares†— first sold 2/15/02
Reflecting 5.75% maximum sales charge	+9.08%	—	+10.21%
Not reflecting maximum sales charge	+15.72%	—	+11.62%

Class 529-B shares†— first sold 2/15/02
Reflecting applicable CDSC, maximum of 5%,
payable only if shares are sold within six
years of purchase	+9.77%	—	+10.35%
Not reflecting CDSC	+14.77%	—	+10.66%

Class 529-C shares†— first sold 2/15/02
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	+13.74%	—	+10.67%
Not reflecting CDSC	+14.74%	—	+10.67%

Class 529-E shares*†— first sold 3/1/02	+15.36%	—	+10.86%

Class 529-F shares*†— first sold 9/17/02
Not reflecting annual asset-based fee charged
by sponsoring firm	+15.91%	—	+18.49%

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on pages 25 and 26 for details.

*These shares are sold without any initial or contingent deferred sales charge.
† Results shown do not reflect the $10 initial account setup fee and an annual $10 account maintenance fee.

Board of directors

“Independent” directors

	Year first
	elected
	a director
Name and age	of the fund[1]	Principal occupation(s) during past five years

Elisabeth Allison, 60	1991	Partner, ANZI, Ltd. (transactional work specializing in joint ventures and strategic alliances); Business negotiator, Harvard Medical School

Vanessa C.L. Chang, 54	2000
Director, El & El Investments (real estate); former President and CEO, ResolveItNow.com (insurance-related Internet company); former Senior Vice President, Secured Capital Corporation (real estate investment bank); former Partner, KPMG LLP (independent registered public accounting firm)

Robert A. Fox, 69	1979	Managing General Partner, Fox Investments LP; corporate director; retired President and CEO, Foster Farms (poultry producer)

Jae H. Hyun, 57	2002	Chairman of the Board, Tong Yang Major Corp. (holding company of Tong Yang Group companies)

Koichi Itoh, 66	1994	Executive Chairman of the Board, Itoh Building Co., Ltd. (building management); former President, Autosplice KK (electronics)

William H. Kling, 64	1987	President, American Public Media Group

John G. McDonald, 69	1978	Stanford Investors Professor, Graduate School of Business, Stanford University

William I. Miller, 50	1992	Chairman of the Board and CEO, Irwin Financial
Chairman of the Board		Corporation
(Independent and Non-Executive)

Alessandro Ovi, 62	2005	Publisher and Editor, Technology Review; President, TechRev.srl; former Special Advisor to the President of the European Commission; former CEO, Tecnitel (subsidiary of a telecommunications company)

Kirk P. Pendleton, 67	1996	Chairman of the Board and CEO, Cairnwood, Inc. (venture capital investment)

Rozanne L. Ridgway, 71	2000	Director of companies; Chair (non-executive), Baltic-American Enterprise Fund; former co-chair, Atlantic Council of the United States

“Independent” directors

	Number of
	portfolios
	in fund
	complex[2]
	overseen by
Name and age	director	Other directorships[3] held by director

Elisabeth Allison, 60	3	Color Kinetics, Inc.

Vanessa C.L. Chang, 54	3	None

Robert A. Fox, 69	7	Chemtura Corporation

Jae H. Hyun, 57	3	Tong Yang Investment Bank; Tong Yang Magic Inc.; Tong Yang Major Corp.; Tong Yang Systems Corp.

Koichi Itoh, 66	5	None

William H. Kling, 64	8	Irwin Financial Corporation

John G. McDonald, 69	8	iStar Financial, Inc.; Plum Creek Timber Co.; Scholastic Corporation; Varian, Inc.

William I. Miller, 50	3	Cummins, Inc.
Chairman of the Board
(Independent and Non-Executive)

Alessandro Ovi, 62	3	Assicurazioni Generali; Guala Closures SpA; Korn & Ferry Europe (Advisory Board); ST Microelectronics; Telecom Italia Media

Kirk P. Pendleton, 67	6	None

Rozanne L. Ridgway, 71	3	Boeing; 3M Corporation; Emerson Electric; Manpower, Inc.; Sara Lee Corporation

Please see page 32 for footnotes.

“Interested” directors[4]

	Year first
	elected a
	director or	Principal occupation(s) during past five years and
Name, age and	officer of	positions held with affiliated entities or the principal
position with fund	the fund[1]	underwriter of the fund

Gina H. Despres, 65	1991	Senior Vice President, Capital Research and
Vice Chairman of the Board		Management Company; Senior Vice President,
		Capital Strategy Research, Inc.[5]

Gregg E. Ireland, 56	1991	Senior Vice President, Capital Research and
Vice Chairman of the Board		Management Company

Paul G. Haaga, Jr., 57	2000	Vice Chairman of the Board, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[5]

Chairman Emeritus
Walter P. Stern, 78		Vice Chairman of the Board, Capital International, Inc.;[5] Senior Partner, Capital Group International, Inc.[5]

President Emeritus
Jon B. Lovelace,[6] 79		Chairman Emeritus, Capital Research and Management Company

“Interested” directors[4]

	Number of
	portfolios
	in fund
	complex[2]
Name, age and	overseen by
position with fund	director	Other directorships[3] held by director

Gina H. Despres, 65	4	None
Vice Chairman of the Board

Gregg E. Ireland, 56	1	None
Vice Chairman of the Board

Paul G. Haaga, Jr., 57	16	None

Chairman Emeritus
Walter P. Stern, 78

President Emeritus
Jon B. Lovelace,[6] 79

The statement of additional information includes additional information about fund directors and is available without charge upon request by calling American Funds Service Company at 800/421-0180. The address for all directors and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Fund Secretary.

Other officers

	Year first
	elected	Principal occupation(s) during past five years
Name, age and	an officer	and positions held with affiliated entities or the
position with fund	of the fund[1]	principal underwriter of the fund

Robert W. Lovelace,[6] 44	2001	Senior Vice President and Director, Capital
President		Research and Management Company; Chairman of the Board, Capital Research Company;[5] Director, The Capital Group Companies, Inc.[5]

Catherine M. Ward, 59	1991	Senior Vice President and Director, Capital Research
Senior Vice President		and Management Company; Director, American Funds Service Company;[5] Director, Capital Group Research, Inc.[5]

F. Galen Hoskin, 42	2003	Senior Vice President, Capital Research Company[5]
Vice President

Jonathan Knowles, Ph.D., 45	1998	Senior Vice President, Capital Research Company[5]
Vice President

Vincent P. Corti, 50	1984	Vice President — Fund Business Management
Secretary		Group, Capital Research and Management Company

R. Marcia Gould, 52	1993	Vice President — Fund Business Management
Treasurer		Group, Capital Research and Management Company

Jennifer M. Buchheim, 33	2005	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

1 Directors and officers of the fund serve until their resignation, removal or retirement.
2 Capital Research and Management Company manages the American Funds, consisting of 30 funds. Capital Research and Management Company also manages American Funds Insurance Series,® which serves as the underlying investment vehicle for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain nonprofit organizations.
3 This includes all directorships (other than those in the American Funds) that are held by each director as a director of a public company or a registered investment company.
4 “Interested persons” within the meaning of the 1940 Act, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
5 Company affiliated with Capital Research and Management Company.
6 Robert W. Lovelace is the son of Jon B. Lovelace.

Offices of the fund and of the investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

135 South State College Boulevard
Brea, CA 92821-5823

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Transfer agent for shareholder accounts
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 25065
Santa Ana, CA 92799-5065

P.O. Box 659522
San Antonio, TX 78265-9522

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Counsel
Kirkpatrick & Lockhart Nicholson Graham LLP
Four Embarcadero Center
San Francisco, CA 94111-4121

Independent registered public accounting firm
PricewaterhouseCoopers LLP
350 South Grand Avenue
Los Angeles, CA 90071-2889

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

There are several ways to invest in New Perspective Fund. Class A shares are subject to a 5.75% maximum up-front sales charge that declines for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. Other share classes, which are generally not available for certain employer-sponsored retirement plans, have no up-front sales charges but are subject to additional annual expenses and fees. Annual expenses for Class B shares were 0.77 percentage points higher than for Class A shares; Class B shares convert to Class A shares after eight years of ownership. If redeemed within six years, Class B shares may also be subject to a contingent deferred sales charge (“CDSC”) of up to 5% that declines over time. Class C shares were subject to annual expenses 0.84 percentage points higher than those for Class A shares and a 1% CDSC if redeemed within the first year after purchase. Class C shares convert to Class F shares after 10 years. Class F shares, which are available only through certain fee-based programs offered by broker-dealer firms and registered investment advisers, had higher annual expenses (by 0.01 percentage points) than did Class A shares, and an annual asset-based fee charged by the sponsoring firm. Expenses are deducted from income earned by the fund. As a result, dividends and investment results will differ for each share class.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s prospectus, which can be obtained from your financial adviser and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Guidelines” — which describes how we vote proxies relating to portfolio securities — is available free of charge on the U.S. Securities and Exchange Commission (SEC) website at sec.gov, on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the SEC for the 12 months ended June 30 by August 31. The report also is available on the SEC and American Funds websites.

A complete September 30, 2006, portfolio of New Perspective Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

New Perspective Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. (800/SEC-0330). Additionally, the list of portfolio holdings also is available by calling AFS.

This report is for the information of shareholders of New Perspective Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2006, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

[logo - American Funds®]

The right choice for the long term®

What makes American Funds different?

For 75 years, we have followed a consistent philosophy that we firmly believe is in our investors’ best interests. The range of opportunities offered by our family of just 30 carefully conceived, broadly diversified funds has attracted over 35 million shareholder accounts.

Our unique combination of strengths includes these five factors:

• A long-term, value-oriented approach
We seek to buy securities at reasonable prices relative to their prospects and hold them for the long term.

• An extensive global research effort
American Funds investment professionals search the world to gain a comprehensive understanding of companies and markets.

• The multiple portfolio counselor system
Our unique method of portfolio management, developed nearly 50 years ago, blends teamwork with individual accountability and has provided American Funds with a sustainable method of achieving fund objectives.

• Experienced investment professionals
American Funds portfolio counselors have an average of 23 years of investment experience, providing a wealth of knowledge and experience that few organizations have.

• A commitment to low operating expenses
The American Funds provide exceptional value for shareholders, with operating expenses that are among the lowest in the mutual fund industry.

30 mutual funds, consistent philosophy, consistent results

• Growth funds
Emphasis on long-term growth through stocks
AMCAP Fund®
EuroPacific Growth Fund®
The Growth Fund of America®
The New Economy Fund®
> New Perspective Fund®
New World FundSM
SMALLCAP World Fund®

• Growth-and-income funds
Emphasis on long-term growth and dividends through stocks
American Mutual Fund®
Capital World Growth and Income FundSM
Fundamental InvestorsSM
The Investment Company of America®
Washington Mutual Investors FundSM

• Equity-income funds
Emphasis on above-average income and growth through stocks and/or bonds
Capital Income Builder®
The Income Fund of America®

• Balanced fund
Emphasis on long-term growth and current income through stocks and bonds
American Balanced Fund®

• Bond funds
Emphasis on current income through bonds
American High-Income TrustSM
The Bond Fund of AmericaSM
Capital World Bond Fund®
Intermediate Bond Fund of America®
Short-Term Bond Fund of AmericaSM
U.S. Government Securities FundSM

• Tax-exempt bond funds
Emphasis on tax-free current income through municipal bonds
American High-Income Municipal Bond Fund®
Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America®
State-specific tax-exempt funds
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®

• Money market funds
The Cash Management Trust of America®
The Tax-Exempt Money Fund of AmericaSM
The U.S. Treasury Money Fund of AmericaSM

The Capital Group Companies

American Funds        Capital Research and Management             Capital International                 Capital Guardian             Capital Bank and Trust

Lit. No. MFGEAR-907-1106P

Litho in USA DD/HN/8065-S7504

Printed on recycled paper

ITEM 2 - Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 - Audit Committee Financial Expert

The Registrant’s Board has determined that Vanessa C.L. Chang, a member of the Registrant’s Audit Committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the Audit Committee and of the Board, nor will it reduce the responsibility of the other Audit Committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the Board had designated them as such. Most importantly, the Board believes each member of the Audit Committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 - Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2005	$100,000
2006	$104,000
b) Audit-Related Fees:
2005	None
2006	None
c) Tax Fees:
2005	$7,000
2006	$8,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.
d) All Other Fees:
2005	None
2006	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Not Applicable
b) Audit-Related Fees:
2005	None
2006	None
c) Tax Fees:
2005	$21,000
2006	$5,000
The tax fees consist of consulting services relating to the registrant’s investments.
d) All Other Fees:
2005	None
2006	None

The Registrant’s Audit Committee will pre-approve all audit and permissible non-audit services that the Committee considers compatible with maintaining the auditors’ independence. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The Committee will not delegate its responsibility to pre-approve these services to the investment adviser. The Committee may delegate to one or more Committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full Committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser, and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant and the adviser and affiliates that provide ongoing services to the Registrant were $28,000 for fiscal year 2005 and $13,000 for fiscal year 2006. The non-audit services represented by these amounts were brought to the attention of the Committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 - Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 - Schedule of Investments

[logo - American Funds®]

New Perspective Fund®
Investment portfolio

September 30, 2006

Common stocks — 91.33%	Shares	Market value (000)

INFORMATION TECHNOLOGY — 16.37%
Microsoft Corp.	26,775,000	$731,761
Taiwan Semiconductor Manufacturing Co. Ltd.[1]	309,004,151	556,010
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	13,017,528	124,968
Samsung Electronics Co., Ltd.[1]	951,650	670,413
Oracle Corp.[2]	32,343,700	573,777
Applied Materials, Inc.	26,488,000	469,632
Hon Hai Precision Industry Co., Ltd.[1]	63,680,506	387,217
Cisco Systems, Inc.[2]	16,405,000	377,315
Nintendo Co., Ltd.[1]	1,568,600	324,073
Murata Manufacturing Co., Ltd.[1]	4,579,200	319,479
ASML Holding NV1,2	6,470,000	150,443
ASML Holding NV (New York registered)[2]	5,678,000	132,184
Motorola, Inc.	9,910,000	247,750
International Business Machines Corp.	2,987,000	244,755
Google Inc., Class A2	567,500	228,078
Nokia Corp.[1]	6,401,516	126,016
Nokia Corp. (ADR)	5,044,634	99,329
Hynix Semiconductor Inc.[1,2]	4,152,260	164,355
Hynix Semiconductor Inc. (GDR)[1,2,3]	630,000	24,746
Yahoo! Inc.[2]	6,500,000	164,320
Canon, Inc.[1]	3,100,100	162,362
Texas Instruments Inc.	4,550,000	151,287
Molex Inc.	3,340,000	130,160
Rohm Co., Ltd.[1]	1,379,000	128,416
Elpida Memory, Inc.[1,2]	2,720,000	124,050
Micron Technology, Inc.[2]	6,740,000	117,276
Hewlett-Packard Co.	3,055,000	112,088
SAP AG1	554,500	109,890
Citizen Watch Co., Ltd.[1]	12,480,000	102,393
Advanced Micro Devices, Inc.[2]	4,037,500	100,332
Sun Microsystems, Inc.[2]	18,926,300	94,064
Altera Corp.[2]	4,725,000	86,845
Flextronics International Ltd.[2]	6,000,000	75,840
Tokyo Electron Ltd.[1]	992,100	73,623
Agilent Technologies, Inc.[2]	2,099,580	68,635
Hoya Corp.[1]	1,305,000	49,380
Cadence Design Systems, Inc.[2]	2,750,000	46,640
Corning Inc.[2]	1,900,000	46,379
Konica Minolta Holdings, Inc.[1,2]	3,352,000	45,061
NEC Corp.[1]	6,774,100	37,387
Nortel Networks Corp.[2]	16,000,000	36,800
Chi Mei Optoelectronics Corp.[1]	30,591,566	33,757
KLA-Tencor Corp.	615,897	27,389
TDK Corp.[1]	275,000	22,020
Xilinx, Inc.	800,000	17,560
		8,116,255

FINANCIALS — 14.37%
ING Groep NV1	13,282,651	583,108
Erste Bank der oesterreichischen Sparkassen AG1	9,037,096	562,369
Allianz AG1	3,209,000	556,653
Société Générale[1]	3,285,600	522,251
Citigroup Inc.	7,751,677	385,026
UniCredito Italiano SpA (Germany)[1]	34,899,500	288,014
UniCredito Italiano SpA (Italy)[1]	2,085,160	17,291
Mitsubishi UFJ Financial Group, Inc.[1]	23,549	302,151
Mizuho Financial Group, Inc.[1]	38,800	300,426
HSBC Holdings PLC (United Kingdom)[1]	15,645,953	285,135
DBS Group Holdings Ltd.[1]	20,550,000	248,718
Macquarie Bank Ltd.[1]	4,810,000	247,799
Banco Santander Central Hispano, SA1	14,233,764	224,892
American International Group, Inc.	3,331,250	220,729
AXA SA1	5,129,000	188,925
DEPFA BANK PLC[1]	9,850,000	181,992
Commerzbank U.S. Finance, Inc.[1]	5,300,000	178,244
BNP Paribas[1]	1,622,230	174,404
Royal Bank of Scotland Group PLC[1]	4,920,775	169,166
UBS AG1	2,559,206	152,953
Bank of Nova Scotia	3,300,000	141,863
XL Capital Ltd., Class A	1,950,000	133,965
Zurich Financial Services[1]	532,000	130,636
Credit Suisse Group[1]	2,225,640	128,675
Royal Bank of Canada	2,479,000	109,830
QBE Insurance Group Ltd.[1]	5,218,492	95,206
Westpac Banking Corp.[1]	5,060,444	85,585
J.P. Morgan Chase & Co.	1,650,000	77,484
Groupe Bruxelles Lambert SA1	675,000	71,982
Crédit Agricole SA1	1,563,000	68,599
Sumitomo Mitsui Financial Group, Inc.[1]	6,300	66,062
Sompo Japan Insurance Inc.[1]	5,018,000	65,946
Willis Group Holdings Ltd.	1,550,000	58,900
Westfield Group[1]	3,635,219	50,988
Bank of America Corp.	500,000	26,785
Manulife Financial Corp.	600,000	19,329
		7,122,081

CONSUMER STAPLES — 9.26%
Altria Group, Inc.	11,312,500	865,972
Nestlé SA1	1,835,150	639,826
Koninklijke Ahold NV1.2	43,589,666	462,177
Tesco PLC[1]	62,946,011	423,731
Groupe Danone[1]	2,290,000	321,228
PepsiCo, Inc.	4,325,000	282,250
SABMiller PLC[1]	12,916,508	241,040
Avon Products, Inc.	6,566,400	201,326
Seven & I Holdings Co., Ltd.[1]	6,050,000	195,219
Cia. de Bebidas das Américas - AmBev, preferred nominative (ADR)	3,364,735	152,692
Cia. de Bebidas das Américas - AmBev, ordinary nominative (ADR)	713,500	28,626
Coca-Cola Co.	3,800,000	169,784
Diageo PLC[1]	8,370,000	147,682
L’Oréal SA1	1,307,089	132,686
Scottish & Newcastle PLC[1]	9,895,000	105,460
Unilever NV1	3,157,500	77,587
Anheuser-Busch Companies, Inc.	1,632,500	77,560
Wal-Mart de México, SA de CV, Series V	14,833,992	50,508
Imperial Tobacco Group PLC[1]	465,000	15,480
		4,590,834

HEALTH CARE — 8.99%
Roche Holding AG1	8,298,600	1,436,256
AstraZeneca PLC (Sweden)[1]	8,627,809	537,613
AstraZeneca PLC (United Kingdom)[1]	1,800,000	112,463
AstraZeneca PLC (ADR)	535,000	33,437
Novo Nordisk A/S, Class B1	7,416,600	550,930
Smith & Nephew PLC[1]	41,654,579	382,619
Sanofi-Aventis[1]	2,218,500	197,402
UCB NV1	3,103,959	197,388
Wyeth	3,600,000	183,024
Novartis AG1	2,125,000	124,007
Novartis AG (ADR)	925,000	54,057
Medtronic, Inc.	2,400,000	111,456
Eli Lilly and Co.	1,950,000	111,150
Forest Laboratories, Inc.[2]	2,000,000	101,220
Amgen Inc.[2]	1,125,000	80,471
Bristol-Myers Squibb Co.	3,000,000	74,760
Shionogi & Co., Ltd.[1]	3,600,000	66,284
Allergan, Inc.	380,000	42,792
Johnson & Johnson	600,000	38,964
Biogen Idec Inc.[2]	450,000	20,106
		4,456,399

CONSUMER DISCRETIONARY — 8.65%
Hyundai Motor Co.[1]	3,820,000	328,043
Toyota Motor Corp.[1]	5,625,000	306,397
Esprit Holdings Ltd.[1]	25,114,000	228,995
News Corp., Class A	11,253,404	221,129
News Corp., Class B	220,000	4,541
Honda Motor Co., Ltd.[1]	6,650,000	224,420
Vivendi SA1	6,194,200	222,968
Industria de Diseno Textil, SA1	4,671,100	217,948
Viacom Inc., Class B2	5,470,000	203,375
Compagnie Générale des Etablissements Michelin, Class B1	2,600,000	190,402
Carnival Corp., units	3,870,000	182,006
H & M Hennes & Mauritz AB, Class B1	4,278,000	178,900
Porsche AG, nonvoting preferred[1]	162,000	167,688
Ford Motor Co.	20,466,600	165,575
Renault SA1	1,414,000	162,054
Kingfisher PLC[1]	29,721,981	136,306
Starbucks Corp.[2]	3,750,000	127,687
Time Warner Inc.	6,250,000	113,937
Grupo Televisa, SA, ordinary participation certificates (ADR)	5,265,600	111,947
Discovery Holding Co., Class A2	6,600,900	95,449
Suzuki Motor Corp.[1]	3,360,000	85,577
Bridgestone Corp.[1]	4,212,000	85,411
Lagardère Groupe SCA[1]	1,100,000	79,328
Walt Disney Co.	2,500,000	77,275
Nikon Corp.[1]	3,125,000	64,820
Sony Corp.[1]	1,500,000	60,659
Reed Elsevier PLC[1]	5,100,000	56,500
Swatch Group Ltd, non-registered shares[1]	176,118	34,012
Swatch Group Ltd[1]	386,770	14,993
Mediaset SpA[1]	4,500,000	48,345
Volkswagen AG1	461,700	39,391
Cie. Financière Richemont AG, Class A, units[1]	555,291	26,700
Clear Channel Communications, Inc.	850,000	24,522
Antena 3 Televisión, SA1	78,708	1,609
TI Automotive Ltd., Class A1,2	4,578,091	—
		4,288,909

ENERGY — 8.39%
Royal Dutch Shell PLC, Class B1	15,858,621	540,545
Royal Dutch Shell PLC, Class A (ADR)	5,555,000	367,186
Royal Dutch Shell PLC, Class A1	1,120,000	36,900
Petróleo Brasileiro SA - Petrobras, ordinary nominative (ADR)	3,894,900	326,509
Petróleo Brasileiro SA - Petrobras, preferred nominative (ADR)	1,700,000	127,228
Chevron Corp.	6,789,732	440,382
Canadian Natural Resources, Ltd.	6,280,000	286,267
Norsk Hydro ASA[1]	10,820,000	242,522
Anadarko Petroleum Corp.	5,500,000	241,065
Schlumberger Ltd.	3,790,000	235,094
Baker Hughes Inc.	3,200,000	218,240
TOTAL SA1	3,204,400	211,258
Reliance Industries Ltd.[1]	7,882,600	201,378
Halliburton Co.	6,200,000	176,390
Technip SA1	2,775,000	158,204
Imperial Oil Ltd.	3,300,000	110,650
Exxon Mobil Corp.	1,500,000	100,650
ENI SpA[1]	2,500,000	74,316
Apache Corp.	1,000,000	63,200
		4,157,984

MATERIALS — 7.39%
Barrick Gold Corp.	20,401,295	626,728
Bayer AG1	10,632,800	542,816
Newmont Mining Corp.	11,250,000	480,938
Alcoa Inc.	8,453,300	237,031
Gold Fields Ltd.[1]	12,085,855	216,071
Dow Chemical Co.	5,350,000	208,543
Nitto Denko Corp.[1]	3,299,000	196,292
POSCO[1]	570,580	148,126
Kuraray Co., Ltd.[1]	11,740,000	131,034
International Paper Co.	3,480,000	120,512
L’Air Liquide[1]	568,700	115,978
BHP Billiton Ltd.[1]	5,000,000	94,780
Holcim Ltd.[1]	1,028,571	84,029
Akzo Nobel NV1	1,325,000	81,556
Weyerhaeuser Co.	1,300,000	79,989
Anglo American PLC[1]	1,500,000	62,620
AngloGold Ashanti Ltd.[1]	1,545,731	58,364
JSR Corp.[1]	2,279,400	50,424
Rohm and Haas Co.	1,000,000	47,350
UPM-Kymmene Corp.[1]	1,670,000	39,513
Smurfit-Stone Container Corp.[2]	2,950,000	33,040
Novelis Inc.	315,000	8,061
		3,663,795

INDUSTRIALS — 7.34%
General Electric Co.	17,360,500	612,826
Tyco International Ltd.	14,712,500	411,803
Ryanair Holdings PLC (ADR)[2]	4,137,500	261,862
Siemens AG1	2,548,300	222,082
Deutsche Post AG1	7,435,000	195,395
United Parcel Service, Inc., Class B	2,557,000	183,951
Asahi Glass Co., Ltd.[1]	14,692,000	181,966
Toll Holdings Ltd.[1]	13,789,426	158,085
Sandvik AB1	13,000,000	148,874
Macquarie Infrastructure Group[1]	57,241,455	136,418
3M Co.	1,790,000	133,212
ABB Ltd[1]	8,000,000	105,065
Kubota Corp.[1]	11,696,000	96,466
British Airways PLC[1,2]	11,640,000	92,892
Singapore Airlines Ltd.[1]	10,000,000	92,044
Deere & Co.	1,000,000	83,910
Mitsubishi Heavy Industries, Ltd.[1]	18,150,000	75,404
Emerson Electric Co.	800,000	67,088
Parker Hannifin Corp.	800,000	62,184
Michael Page International PLC[1]	7,995,000	57,513
FANUC LTD[1]	690,300	54,079
Caterpillar Inc.	720,000	47,376
Geberit AG1	38,500	46,972
United Technologies Corp.	600,000	38,010
Boeing Co.	475,000	37,454
Monster Worldwide, Inc.[2]	685,000	24,790
Wolseley PLC[1]	585,000	12,314
		3,640,035

TELECOMMUNICATION SERVICES — 3.33%
Koninklijke KPN NV1	40,701,700	518,688
Vodafone Group PLC[1]	162,686,934	371,836
América Móvil SA de CV, Series L (ADR)	6,765,000	266,338
Telefónica, SA1	10,011,330	173,436
France Télécom, SA1	7,045,000	161,558
AT&T Inc.	4,138,720	134,757
Singapore Telecommunications Ltd.[1]	16,335,520	25,060
		1,651,673

UTILITIES — 2.25%
E.ON AG1	3,300,000	$392,103
Veolia Environnement[1]	6,180,275	372,937
Endesa, SA1	4,400,000	187,384
National Grid PLC[1]	5,061,320	63,183
RWE AG1	630,000	58,084
Gas Natural SDG, SA1	1,099,543	40,061
		1,113,752

MISCELLANEOUS — 4.99%
Other common stocks in initial period of acquisition		2,472,553

Total common stocks (cost: $31,199,609,000)		45,274,270

Warrants — 0.07%

FINANCIALS — 0.07%
ING Groep NV, warrants, expire 2008[2]	1,265,000	33,058

CONSUMER DISCRETIONARY — 0.00%
NTL Inc., Series A, warrants, expire 2011[2]	39,037	14

Total warrants (cost: $91,917,000)		33,072

Short-term securities — 8.84%	Principal amount (000)

Barclays U.S. Funding LLC 5.24%-5.36% due 10/2/2006-1/24/2007	$200,000	198,585
Sheffield Receivables Corp. 5.26% due 10/5-11/2/2006[3]	50,000	49,957
Danske Corp. 5.21%-5.27% due 10/26/2006-1/23/2007[3]	225,000	222,885
BASF AG 5.24%-5.35% due 10/2/2006-1/19/2007[3]	200,000	198,734
HBOS Treasury Services PLC 5.23%-5.32% due 11/6-12/27/2006	200,000	198,379
BNP Paribas Finance Inc. 5.21%-5.29% due 11/2-12/26/2006	200,000	198,251
Swedbank Mortgage AB 5.24%-5.29% due 11/7-11/29/2006	190,000	188,837
Barton Capital LLC 5.25%-5.26% due 10/16-10/19/2006[3]	100,000	99,751
Société Générale North America Inc. 5.22%-5.255% due 11/20-12/21/2006	80,000	79,344
UBS Finance (Delaware) LLC 5.24%-5.38% due 10/6-11/10/2006	175,000	174,641
CBA (Delaware) Finance Inc. 5.23%-5.26% due 11/24/2006-1/25/2007	175,000	172,958
Amsterdam Funding Corp. 5.25%-5.26% due 10/12-12/1/2006[3]	100,000	99,472
ABN-AMRO North America Finance Inc. 5.34% due 10/31/2006	50,000	49,776
Svenska Handelsbanken Inc. 5.22%-5.36% due 10/30-12/28/2006	115,000	114,315
Stadshypotek Delaware Inc. 5.365% due 10/25/2006[3]	35,000	34,877
Bank of Ireland 5.245%-5.355% due 11/3-12/18/2006[3]	150,000	148,720
ING (U.S.) Funding LLC 5.23%-5.255% due 10/20/2006-1/25/2007	150,000	148,504
HSBC USA Inc. 5.24%-5.255% due 12/8-12/27/2006	130,000	128,559
ANZ National (International) Ltd. 5.26%-5.38% due 10/20-11/13/2006[3]	125,000	124,475
Westpac Banking Corp. 5.245%-5.345% due 10/24-12/13/2006[3]	75,000	74,564
Westpac Trust Securities NZ Ltd. 5.365% due 10/27/2006[3]	50,000	49,811
Calyon North America Inc. 5.24%-5.245% due 10/30-12/19/2006	125,000	124,108
Depfa Bank PLC 5.23%-5.255% due 12/6/2006-1/22/2007[3]	125,000	123,137
Total Capital SA 5.23%-5.24% due 10/26-11/16/2006[3]	106,300	105,768
Old Line Funding, LLC 5.25%-5.27% due 10/6-11/9/2006[3]	100,000	99,774
American Honda Finance Corp. 5.22%-5.26% due 10/5-12/8/2006	100,000	99,500
IXIS Commercial Paper Corp. 5.24%-5.27% due 11/8-11/15/2006[3]	100,000	99,410
Allied Irish Banks N.A. Inc. 5.22%-5.35% due 10/5-12/28/2006[3]	100,000	99,133
Dexia Delaware LLC 5.22%-5.245% due 11/8-12/28/2006	100,000	99,098
Bank of America Corp. 5.215%-5.275% due 11/30-12/26/2006	100,000	98,948
Fannie Mae 5.22%-5.29% due 10/2-10/18/2006	83,300	83,140
General Electric Capital Services, Inc. 5.23%-5.25% due 10/11-11/21/2006	75,000	74,595
Clipper Receivables Co., LLC 5.26%-5.28% due 10/13-11/9/2006[3]	64,000	63,826
Abbey National N.A. LLC 5.31% due 10/23/2006	50,000	49,833
Swedish Export Credit Corp. 5.32% due 10/25/2006	50,000	49,825
KfW International Finance Inc. 5.20%-5.21% due 10/13-11/30/2006[3]	50,000	49,820
Ciesco LLC 5.36% due 10/4/2006[3]	24,400	24,386
CAFCO, LLC 5.23%-5.36% due 10/6-12/12/2006[3]	25,600	25,416
International Lease Finance Corp. 5.23% due 11/2/2006	50,000	49,773
Federal Home Loan Bank 5.15% due 11/17/2006	50,000	49,665
Bank of Nova Scotia 5.24% due 12/20/2006	50,000	49,426
DaimlerChrysler Revolving Auto Conduit LLC 5.28% due 11/17/2006	44,600	44,301
Canadian Imperial Holdings Inc. 5.225%--5.25% due 12/11/2006	43,000	42,560
Toyota Motor Credit Corp. 5.24% due 11/8/2006	25,000	24,858

Total short-term securities (cost: $4,384,805,000)		4,385,695

Total investment securities (cost: $35,676,331,000)		49,693,037
Other assets less liabilities		(118,997)

Net assets		$49,574,040

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

1Valued under fair value procedures adopted by authority of the board of directors. At September 30, 2006, 153 of the fund’s securities, including those in
"Miscellaneous" (with aggregate value of $27,326,350,000), were fair valued under procedures that took into account significant price changes that occurred between the close of trading in those securities and the close of regular trading on the New York Stock Exchange.
2Security did not produce income during the last 12 months.
3Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities was $1,818,662,000, which represented 3.67% of the net assets of the fund.

ADR = American Depositary Receipts
GDR = Global Depositary Receipts

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so you may lose money.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in each fund’s prospectus, which can be obtained from a financial adviser and should be read carefully before investing.

MFGEFP-907-1106-S6832

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
New Perspective Fund, Inc.:

We have audited, in accordance with standards of the Public Company Accounting Oversight Board (United States), the financial statements of New Perspective Fund, Inc. (the "Fund") as of September 30, 2006, and for the year then ended and have issued our unqualified report thereon dated November 9, 2006 (which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR). Our audit included an audit of the Fund’s investment portfolio (the “Portfolio”) as of September 30, 2006 appearing in Item 6 of this Form N-CSR. This Portfolio is the responsibility of the Fund's management. Our responsibility is to express an opinion on this portfolio based on our audit.

In our opinion, the Portfolio referred to above, when read in conjunction with the financial statements of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

PricewaterhouseCoopers LLP
Los Angeles, California
November 9, 2006

ITEM 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 - Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 - Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a Nominating Committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the Board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Directors. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Nominating Committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Nominating Committee.

ITEM 11 - Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 - Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEW PERSPECTIVE FUND, INC.

By /s/ Robert W. Lovelace
Robert W. Lovelace, President and Principal Executive Officer

Date: December 8, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Robert W. Lovelace
Robert W. Lovelace, President and Principal Executive Officer

Date: December 8, 2006

By /s/ R. Marcia Gould
R. Marcia Gould, Treasurer and Principal Financial Officer

Date: December 8, 2006